UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 7, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On March 7, 2012, Heckmann Corporation (the “Company”) entered into a definitive stock purchase agreement (the “Purchase Agreement”) by and among the Company, a wholly-owned subsidiary of the Company as Buyer, Green Fuel Services, LLC, a Delaware limited liability company as Seller, and TFI Holdings, Inc., a Delaware corporation (“TFI”), which, through its wholly-owned operating subsidiary, Thermo Fluids Inc. (“Thermo Fluids”), provides route-based environmental services and waste recycling solutions. Under the terms of the Purchase Agreement, the Company’s wholly-owned subsidiary will purchase 100% of the outstanding equity interests of TFI.

Thermo Fluids is an environmental services company and producer of commercial fuel oil from recovered used motor oil that is sold as an alternative energy source to a variety of industrial customers. Headquartered in Scottsdale, Arizona, Thermo Fluids has 31 facilities serving the Western United States.

The purchase price for 100% of the equity interests in TFI is $245.0 million, subject to various adjustments, which is payable $227.5 million in cash and $17.5 million in unregistered shares of the Company’s common stock. The shares of common stock are to be held in escrow for approximately one year from the anticipated closing date. The Purchase Agreement contains customary representations, warranties, covenants, indemnity provisions and closing conditions for transactions of similar nature and size. The Company anticipates that it will close these transactions early in the second quarter. In the event that the closing is delayed beyond April 15, 2012, the Company has agreed to pay a delay fee as set forth in the Purchase Agreement.

The above description of the Purchase Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

2.1	Stock Purchase Agreement by and among TFI Holdings, Inc., Green Fuel Services, LLC, Heckmann Hydrocarbons Holdings Corporation and Heckmann Corporation dated March 7, 2012*

*	Filed herewith. The Company will furnish on a supplemental basis copies of any omitted schedules and exhibits to the United States Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: March 13, 2012	By:	/s/ DAMIAN C. GEORGINO
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

2.1	Stock Purchase Agreement by and among TFI Holdings, Inc., Green Fuel Services, LLC, Heckmann Hydrocarbons Holdings Corporation and Heckmann Corporation dated March 7, 2012*

*	Filed herewith. The Company will furnish on a supplemental basis copies of any omitted schedules and exhibits to the United States Securities and Exchange Commission upon request.